UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 10, 2006

SAXON ASSET SECURITIES COMPANY (as Depositor under the Trust Agreement, dated as of September 1, 2006 and the Sale and Servicing Agreement, dated as of September 1, 2006, providing for the issuance of Mortgage Loan Asset Backed Notes, Series 2006-3)

         Saxon Asset Securities Company
(Exact Name of Registrant as Specified in its Charter)

Virginia	333- 131712	52-1865887
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 967-7400

                  No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Notes, Series 2006-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by Registration Statement on Form S-3 (Registration File No. 333-131712) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued

$1,078,545,000 in aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes (the “Notes”) of its Mortgage Loan Asset Backed Notes, Series 2006-3, one Class X Certificate (the “Class X Certificate”) and one class of trust certificates (the “Trust Certificates” and, together with the Notes and the Class X Certificate, the “Securities”) on October 10, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated April 26, 2006, as supplemented by the Prospectus Supplement, dated October 5, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement, Indenture and Sale and Servicing Agreement (each as defined below) and other operative agreements executed in connection with the issuance of the Securities.

The Trust Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”) attached hereto as Exhibit 99.1, dated as of September 1, 2006, among Saxon Asset Securities Company, as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee and Deutsche Bank Trust Company Americas, as administrator. The Notes were issued pursuant to an Indenture (the “Indenture”) attached hereto as Exhibit 99.2, dated as of September 1, 2006, between Saxon Asset Securities Trust 2006-3 (the “Issuer”) and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”). The Securities are subject to a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), attached hereto as Exhibit 99.3, dated as of September 1, 2006, among the Issuer, the Depositor, the Indenture Trustee, Saxon Funding Management, Inc., as master servicer and Saxon Mortgage Services, Inc., as servicer. The Notes are secured by the assets of a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing, interest-only and balloon residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $876,095,123 as of September 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

99.1
Trust Agreement, dated as of September 1, 2006, among Saxon Asset Securities Company, as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank Trust Company Americas, as administrator.

99.2	Indenture, dated as of September 1, 2006, between Saxon Asset Securities Trust 2006-3, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee.

99.3         Sale and Servicing Agreement, dated as of September 1, 2006, between Saxon Asset Securities Trust 2006-3, as issuer, Deutsche Bank Trust Company Americas, as indenture trustee, Saxon Asset Securities Company, as depositor, Saxon Funding Management, Inc., as master servicer and Saxon Mortgage Services, Inc., as servicer.

99.4	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Master Policy (No. 04-690-5-2975).

99.5
Swap Agreement, dated as of October 10, 2006, including confirmation, among Morgan Stanley Capital Services Inc. and Wilmington Trust Company, not in its individual capacity but solely as owner trustee of the Saxon Asset Securities Trust 2006-3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By: /s/ Ernest G. Bretana
    Name: Ernest G. Bretana
    Title: Vice President

Dated:  October 10_, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1
Trust Agreement, dated as of September 1, 2006, among Saxon Asset Securities Company, as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank Trust Company Americas, as administrator.

99.2	Indenture, dated as of September 1, 2006, between Saxon Asset Securities Trust 2006-3, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee.

99.3
Sale and Servicing Agreement, dated as of September 1, 2006, between Saxon Asset Securities Trust 2006-3, as issuer, Deutsche Bank Trust Company Americas, as indenture trustee, Saxon Asset Securities Company, as depositor, Saxon Funding Management, Inc., as master servicer and Saxon Mortgage Services, Inc., as servicer.

99.4	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Master Policy (No. 04-690-5-2975).

99.5
Swap Agreement, dated as of October 10, 2006, including confirmation, among Morgan Stanley Capital Services Inc. and Wilmington Trust Company, not in its individual capacity but solely as owner trustee of the Saxon Asset Securities Trust 2006-3.